                                                                 Exhibit 10.(t)

          GENERAL INDENTURE
          OF
          CONVEYANCE, ASSIGNMENT AND TRANSFER

          This General Indenture of Conveyance, Assignment and Transfer, dated as of June 3, 1996, from Magnavision Corporation, a New Jersey corporation ("Magnavision"), and University Connection, Inc., a New Jersey corporation ("University" and together with Magnavision collectively, the "Grantors"), to Magnavision Private Cable, Inc., a Delaware corporation (hereinafter called the "Grantee"), is being executed and delivered pursuant to Section
          7.26 of the Securities Purchase Agreement dated as of August 25, 1995, as amended by Amendment No. 1 to the Securities Purchase Agreement dated as of the date hereof (the "Securities Purchase Agreement"), among Magnavision Corporation, a Delaware corporation, Magnavision, Magnavision Wireless Cable, Inc., a Delaware corporation, and IBJS Capital Corporation, a Delaware corporation ("IBJSCC"), IBJ Schroder Bank & Trust Company, a Delaware corporation ("IBJ"), and KOCO Capital Company, L.P., a Delaware limited partnership ("KOCO" and together with IBJSCC and IBJ collectively, the "Investors").
          W I T N E S S E T H:

            1 pursuant to the Securities Purchase Agreement Magnavision and its affiliates have obtained long term financing from the Investors and Magnavision has agreed to organize a wholly-owned subsidiary for the purpose of receiving all of the right, title and interest of the Grantors in, to, and under the Cable Contracts listed on the attached Schedule "A" (the "Cable Contracts");

            2 Magnavision has organized Grantee as a wholly-owned subsidiary for the purpose of receiving all of such rights; and

            3 as part of the foregoing transaction, Magnavision has agreed to pledge all of the issued and outstanding shares of capital stock of the Grantee to IBJSCC, as collateral agent for the Investors.

               NOW, THEREFORE, pursuant to and in accordance with the foregoing, the Grantors, for available consideration to it in hand paid by the Grantee, the receipt, adequacy and sufficiency of which are hereby acknowledged and in satisfaction of Section
          7.26 of the Securities Purchase Agreement, have granted, bargained, contributed, assigned, transferred, set over, confirmed and delivered, and by these presents do hereby grant, bargain, contribute, assign, transfer, set over, confirm and deliver unto the Grantee, and unto its successors and assigns forever, all and singular, all of the right, title and interest of the Grantors in, to and under the following properties, assets and rights (the "Assigned Assets"): (i) the Cable Contracts, (ii) all of the equipment (as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New Jersey) of the Grantors used in connection with the performance of their obligations pursuant to the Cable Contracts (the "Equipment"), (iii) the use of the name "Magnavision" as the same does and did exist as of the date hereof (the "Name") and
          (iv) all accounts receivables, leases, licenses, permits, approvals, authorizations and other properties, assets and rights of every name and description, real, personal and mixed, wheresoever situated, owned by the Grantors or to which they may be entitled, all associated with the business and assets arising out of or derived from the Cable Contracts, the Equipment and the Name being transferred; provided, however, that anything herein contained to the contrary notwithstanding, the Grantors do hereby retain unto themselves all rights of the Grantors, except as heretofore waived, granted or consented to the use thereof, of and to the corporate and trade name "Magnavision", all accounts receivables due to the Grantors from, arising out of or derived from the Cable Contracts as of the date hereof and all cash in hand and in certain banks and other accounts and all of the Grantors interest in any amounts which may be received as the result of litigations brought by the Grantors as plaintiff.
          To have and to hold all and singular the said entire Assigned Assets hereby transferred, assigned or conveyed or intended to be transferred, assigned and conveyed unto the Grantee, its successors and assigns, forever.
          Grantors hereby constitute Grantee as their agent and attorney to receive, collect, enforce and sue for any of the Assigned Assets hereby granted or assigned in their name or in the name of Grantee as the legal attorney of the Grantors for the sole benefit of Grantee.
          Grantors covenant and agree that in the event that either (i) any of the Assigned Assets covered in this General Indenture of Conveyance, Assignment and Transfer cannot be transferred or assigned by them without the consent of or notice to a third party and in respect of which any necessary consent or notice has not as of the date of delivery of this General Indenture of Conveyance, Assignment and Transfer been given or obtained or
          (ii) any such Assigned Assets are non-assignable in their nature and will not pass by this General Indenture of Conveyance, Assignment and Transfer, the beneficial interest in and to the same will in any event pass to Grantee; and Grantors further covenant and agree (a) to hold, and hereby declare that they hold such Assigned Assets in trust for, and for the benefit of, Grantee, (b) to use all reasonable means to obtain and to secure such consent and give such notice as may be required to effect a valid transfer or transfers of such Assigned Assets and (c) to make or complete such transfer or transfers as soon as reasonably possible.

          In connection with the execution and delivery of this General Indenture of Conveyance Assignment and Transfer, the Grantors hereby covenant and agree to and with the Grantee, its successors and assigns, to execute and procure and deliver to the Grantee, so long as the Grantors are authorized by applicable law to do so, all instruments of conveyance, assignment or transfer and all such notices, releases, acquittances and other documents and to do or cause to be done all such other acts and things, as may be necessary more fully to convey and assign to and vest in the Grantee all and singular the Assigned Assets hereby conveyed, assigned and transferred or intended so to be. Nothing herein contained shall be deemed to modify, limit or restrict the interests and rights conveyed and assigned to the Grantee by any such specific conveyances and assignments.
          The Grantors hereby bind themselves to warrant and forever defend all and singular the said premises unto the Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under the Grantors and not otherwise. This General Indenture of Conveyance, Assignment and Transfer is made with full substitution and subrogation of the Grantee in and to all covenants and warranties by other heretofore given or made in respect of the said Assigned Assets or any part thereof.
          All the terms, and provisions of this General Indenture of Conveyance, Assignment and Transfer shall be binding upon the Grantors and their successors and assigns and will inure to the benefit of Grantee and its successors and assigns and shall be construed under and governed by the laws of the State of New York.
          This General Indenture of Conveyance, Assignment and Transfer may be executed in any number of counterparts and all such counterparts executed and delivered, each to be considered as an original, shall constitute and have the same force and effect as one and the same instrument.

                    IN WITNESS WHEREOF, the Grantors have caused this General Indenture of Conveyance, Assignment and Transfer to be duly executed on the date as hereinabove set forth.

                                             MAGNAVISION CORPORATION, a
                                             New Jersey corporation



                                             By:
                                                Nicholas Mastrorilli, Sr.,
                                                President


                                             UNIVERSITY CONNECTION, INC.,
                                             a New Jersey corporation



                                             By:
                                                Nicholas Mastrorilli, Sr.,
                                                President
          [Corporate Seal]

          Attest:



          ______________________
          Secretary

                                   SCHEDULE A

                                 CABLE CONTRACTS


                Customer         Date Agreement    Parties to Agreement
                                     Signed

            Seton Hall           August 30, 1991   University
            University                             Connection, Inc.
            400 South Orange                       ("University") and
            Avenue                                 Seton Hall University
            South Orange, NJ
            07079

            Fairleigh Dickinson  June 8, 1992      Magnavision
            University                             Corporation and
            1000 River Road                        Fairleigh Dickinson
            Teaneck, NJ 07666                      Univ.

            Manhattanville       May 4, 1992       Magnavision
            College                                Corporation and
            2900 Purchase                          Manhattanville
            Street                                 College
            Purchase, NY  10577

            Maritime College     October 26, 1992  Magnavision
            Faculty Student                        Corporation and
            Association                            Maritime College
            Fort Schuyler, NY
            10465

            Wagner College       January 11, 1993  Magnavision
            631 Howard Avenue                      Corporation and
            Staten Island, NY                      Wagner College
            10301

            Greenhill Memorial   March 25, 1994    Magnavision
            Center for Women                       Corporation and
            103 Pleasant Valley                    Greenhill Memorial
            Way                                    Center for Women
            West Orange, NJ
            07052

            Sarah Frances        February 21,      Magnavision
            Nursing Home         1994              Corporation and Sarah
            Powerville Road                        Frances Nursing Home
            Boonton, NJ  07005
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            Immaculata College   March 9, 1994     Magnavision
            Immaculata, PA                         Corporation and
            19345-0901                             Immaculata College

            Georgian Court       June 30, 1994     Magnavision
            College                                Corporation and
            900 Lakewood Road                      Georgian Court
            Lakewood, NJ 08701                     College

            Montclair State      September 23,     Magnavision
            University           1994              Corporation and
            Rohn Hall                              Montclair State
            Upper Montclair, NJ                    University
            07043

            Fordham University   April 13, 1995    Magnavision
            441 East Fordham                       Corporation and
            Road                                   Fordham University
            Bronx, NY  10458

            Kean College         April 28, 1995    Magnavision
            Morris Avenue                          Corporation and Kean
            Union, NJ  07083                       College

            Curry College        March 23, 1995    Magnavision
            1071 Blue Hill                         Corporation and Curry
            Avenue                                 College
            Milton, MA  02186

            Mount Olive College  March 8, 1995     Magnavision
            634 Henderson                          Corporation and Mount
            Street                                 Olive College
            Mount Olive, NC
            28365

            VA Medical Center    April 5, 1995     Magnavision
            385 Tremont Avenue                     Corporation and VA
            East Orange, NJ                        Medical Center
            07018-1095